Shenkman Capital Floating Rate High Income Fund
Class A (SFHAX)
Class C (SFHCX)
Class F (SFHFX)
Institutional Class (SFHIX)

Shenkman Capital Short Duration High Income Fund
Class A (SCFAX)
Class C (SCFCX)
Class F (SCFFX)
Institutional Class (SCFIX)

(Each a “Fund,” together, the “Funds”)

Supplement dated May 29, 2025 to the Prospectus and
Statement of Additional Information (“SAI”) dated January 28, 2025

Effective June 2, 2025, the mailing address for the Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:

Regular Mail:
Shenkman Capital Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Shenkman Capital Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement with your Prospectus and SAI for reference.